EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of March 5, 2008, between Monument Resources, Inc., a Colorado corporation (“Company”) and the investors signatory hereto (each such investor is a “Holder” and all such investors are, collectively, the “Holders”).

WHEREAS, the parties have agreed to enter into this Agreement in connection with, and as a condition to Closing, under the Unit Purchase Agreement of even date herewith (the “Purchase Agreement”) between the Company and the Holders.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Holders agree as follows:
1.      Definitions.  In addition to the terms defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms have the meanings indicated:

“Holder” means any holder, from time to time, of Registrable Securities.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means any Common Stock of the Company owned by any Holder on the date hereof, any Common Stock issued or issuable pursuant to the Purchase Agreement, including any Common Stock issued or issuable upon exercise of Warrants acquired by a Holder under the Purchase Agreement, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means any registration statement of the Company filed with the Securities and Exchange Commission (“Commission”) under the Securities Act of 1933 (“Securities Act”) which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

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2.             Demand and Piggyback Registration Rights

(a)           The Holders of 30% of the Registrable Securities may require the Company to register on Form S-1 or, if available, Form S-3, the sale by the Holders of Registrable Securities for an aggregate offering price of at least $250,000.  There are no limits on the aggregate number of such registrations which may be requested, provided that there is no more than one per year during any twelve month period.  The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof (which filing shall be within forty-five (45) business days after receipt of a qualified Holder’s demand), and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) the second anniversary after the effective date and (ii) when all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”).  The Company shall notify each Holder in writing promptly (and in any event within one business day) after receiving notification from the Commission that a Registration Statement has been declared effective.

(b)           Notwithstanding the foregoing, the Company may postpone the filing of a Registration Statement (for a period not exceeding 90 days) if its Board of Directors in good faith determines that the filing or the distribution of the Registrable Securities will adversely interfere with a public offering by the Company or with a financing, acquisition, corporate reorganization or similar corporate transaction.

(c)            If at any time there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall, no less than 20 days before filing such registration statement, send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities as such Holder requests to be registered.  If the registration referred to in this subsection (c) involves an underwriting, the Company shall use its reasonable efforts to cause the managing underwriter of the proposed underwritten offering to permit the Holders of the Registrable Securities to register their securities in such public offering on the same terms and conditions as are applicable to the securities of the Company included therein.

(d)            In connection with any offering involving an underwriting of securities being issued by the Company, the Company shall not be required under Section 2(c) to include any of the Holders’ securities in such underwriting unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity, if any, as in the opinion of the underwriters, marketing factors allow (provided, however, that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Holders materially greater than the obligations of the Holders pursuant to Section 5(b)).  If the managing underwriter for the offering shall advise the

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Company in writing that the total amount of securities, including Registrable Securities, requested by Holders, to be included in such offering exceeds the amount of securities to be sold other than by the Company than marketing factors allow, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities which the managing underwriter believes marketing factors allow.

(e)           Notwithstanding anything contained herein, in the event that the Commission requires the Company to reduce the number of Registrable Securities to be included in a Registration Statement in order to allow the Company to rely on Rule 415 with respect to a Registration Statement, then the Company shall be obligated to include in such Registration Statement (which may be a subsequent Registration Statement if the Company needs to withdraw the initial Registration Statement and refile a new Registration Statement in order to rely on Rule 415) only such limited portion of the Registrable Securities as the Commission shall permit.  Any Registrable Securities that are excluded in accordance with the foregoing terms are hereinafter referred to as “Cut Back Securities.”  To the extent Cut Back Securities exist, as soon as may be permitted by the Commission, the Company shall be required to file a Registration Statement covering the resale of the Cut Back Securities and shall use best efforts to cause such Registration Statement to be declared effective as promptly as practicable thereafter.

3.           Registration Procedures.  In connection with the Company’s registration obligations hereunder, the Company shall:

(a)           Not less than three business days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent registered public accounting firm to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.  The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which a Holder of the Registrable Securities shall reasonably object.

(b)           Prepare and file with the Commission (i) such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within 20 business days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the

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Securities Act and the Securities Exchange Act of 1934 (“Exchange Act”) with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)           Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible, and (if requested by any such person) confirm such notice in writing no later than three business days thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a “review” of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement (in which case the Company shall deliver to each Holder a copy of such comments and of all written responses thereto); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to a Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)           Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f)           Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such persons may reasonably request.  The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

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(g)           (i) In the time and manner required by with respect to any market on which the Common Stock is or will be traded (the “Trading Market”), if at all, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be listed on each Trading Market as soon as reasonably practicable thereafter; (iii) to the extent available to the Company, provide to the Holders evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market.

(h)           Prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement.

(i)           Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(j)           Upon the occurrence of any event described in Section 3(c)(v), 3(c)(vi) or 3(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(k)           Cooperate with any due diligence investigation undertaken by the Holders in connection with the sale of Registrable Securities, including without limitation by making available any documents and information; provided that the Company will not deliver or make available to any Holder material, nonpublic information unless such Holder has entered into an appropriate confidentiality agreement with respect to such information.  The refusal by the Company to deliver any material, nonpublic information prior to the execution by such Holder of an appropriate confidentiality agreement shall not be deemed to be a breach of this Section 3(k).

(l)           Comply with all applicable rules and regulations of the Commission.

(m)             If, after the execution of this Agreement, a Holder believes, after consultation with its legal counsel, that it could reasonably be deemed to be an underwriter of Registrable Securities, at the request of any Holder, the Company shall furnish to such Holder, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as a

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Holder may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Buyers.

(n)           If, after the execution of this Agreement, a Holder believes, after consultation with its legal counsel, that it could reasonably be deemed to be an underwriter of Registrable Securities, at the request of any Buyer, the Company shall make available for inspection by (i) any Holder and (ii) one (1) firm of accountants or other agents retained by the Buyers (collectively, the “Inspectors”) all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and each Holder hereby agrees, to hold in strict confidence and shall not make any disclosure (except to a Holder) or use  any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Holder has knowledge.  Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

4.           Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with any Trading Market, and (ii) in compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders )), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders), (c) messenger, telephone and delivery expenses, and (d) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  Such fees and expenses shall not include underwriting discounts or sales commissions or brokerage fees.

5.           Indemnification

Exhibit 10.2  v      Page 6

(a)           Indemnification by the Company.  The Company shall indemnify and hold harmless each Holder, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable Securities as principal), investment advisors and employees of each of them, each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all against all losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and disbursements) (such losses, claims, damages, liabilities and expenses, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that (i) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed or actual method of distribution of Registrable Securities and was provided for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(v)-(vii), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(e) as well.

(b)           Indemnification by Holders.  In connection with the Registration Statement, each Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests in connection with any Registration Statement or Prospectus and each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses arising solely out of any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that such untrue statement or omission is contained in any information so furnished by such Holder to the Company for inclusion in such Registration Statement or such Prospectus.  The Company shall also be entitled to receive indemnities from underwriters, selling brokers, dealer--managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such person for the inclusion in any Prospectus or Registration Statement.

(c)           Conduct of Indemnification Proceedings.  If any proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof,

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including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (iii) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)           Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied

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by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.           Reports Under the Exchange Act.  With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration (“Rule 144”) the Company agrees to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144;

(b)             file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents as are  required by the applicable provisions of Rule 144; and

(c)             furnish to each Holder so long as such Buyer owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

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7.           Miscellaneous

(a)           Remedies.  In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(c)           No Inconsistent Agreements.  Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of materially impairing the rights granted to any Holder pursuant to this Agreement or otherwise conflicts with the provisions hereof.  Except as and to the extent specified in the applicable schedule to the Purchase Agreement, neither the Company nor any Subsidiary has previously entered into  any agreement granting any registration rights with respect to any of its securities to any person that have not been satisfied in full.

(d)           Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(e)           Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 3(c)(v), 3(c)(vi), or 3(c)(vii), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(k), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

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(f)           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (Denver time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement on a day that is not a business day or later than 5:30 p.m. (Denver time) and earlier than 11:59 p.m. (Denver time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth in the Purchase Agreement.

(g)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.  Each Holder may assign its rights and obligations hereunder in the manner and to the extent permitted under the Purchase Agreement.

(h)           Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(i)           Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado, without regard to conflicts of laws provisions.

(j)           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(k)           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its representative thereunto duly authorized, all as of the date first above written.

MONUMENT RESOURCES, INC.

By:   /s/ A.G. Foust
       A.G. Foust, President

MNB ENERGY, LLC

By:   /s/ Matt Miles
        Matt Miles, Manager

A.G. FOUST

   /s/ A. G. Foust
A.G. Foust, Individually

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